EXHIBIT 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Hartmarx Corporation (the “Company”) for the fiscal year ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Homi B. Patel, Chairman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2005

/s/ HOMI B. PATEL
Name:	Homi B. Patel
Title:	Chairman, President and
Chief Executive Officer